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                                                                   EXHIBIT 10.52

                  FIRST AMENDMENT TO PARTICIPATION AGREEMENT

          FIRST AMENDMENT TO PARTICIPATION AGREEMENT, dated as of July 8, 1998 (this "Amendment"), to the Amended and Restated Participation Agreement, dated
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as of November 4, 1997 (the "Participation Agreement"), among LIVING CENTERS
                             -----------------------
HOLDING COMPANY, a Delaware corporation (the "Lessee"), FBTC LEASING CORP., a
                                              ------
New York corporation (the "Lessor"), THE CHASE MANHATTAN BANK, a New York
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banking corporation, as agent (in such capacity, the "Agent") for each of the
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financial institutions listed on the signature pages hereof and for the financial institutions from time to time parties hereto (each, a "Lender";
                                                                  ------
collectively, the "Lenders") and THE FUJI BANK, LIMITED (HOUSTON AGENCY), as co-
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agent (in such capacity, the "Co-Agent").  Capitalized terms used but not
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otherwise defined in this Amendment shall have the meanings set forth in Annex A to the Participation Agreement.


                                 W I T N E S S E T H:
                                 -------------------


          WHEREAS, pursuant to the Participation Agreement, the parties thereto agreed to participate in a transaction in which, among other things, (i) the Lenders agreed to make certain loans to the Lessor pursuant to the Amended and Restated Credit Agreement dated as of November 4, 1997 among the Lessor, the Agent and the Lenders; (ii) the Lessor agreed to use the proceeds of the Loans to acquire and construct certain properties; and (iii) the Lessor agreed to lease such properties to Lessee pursuant to the Lease.

          WHEREAS, the Lessee has requested, and, upon this Amendment becoming effective, the Lenders have agreed, that certain provisions of the Participation Agreement be amended in the manner provided for in this Amendment;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1.  Defined Terms.  (a)  General.  Terms defined in the Participation
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Agreement and used herein shall, unless otherwise indicated, have the meanings given to them in the Participation Agreement. Terms defined and used in this Amendment shall have the meanings given to them in this Amendment.

          (b) Replacement of Definitions.   The Participation Agreement is
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hereby amended by deleting from Annex A thereto the definitions of the following definitions in their entirety and substituting in lieu thereof the following definitions in the appropriate alphabetical order:

          "'Consolidated EBITDA':  for any period, Consolidated Net Income for
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     such period plus, without duplication and to the extent reflected as a
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     charge in the statement of such Consolidated Net Income for such period, the sum of (a) total income tax expense,
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     (b) interest expense, amortization or writeoff of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness (including the Loans), (c) depreciation and amortization expense, (d) amortization of intangibles (including, but not limited to, goodwill) and organization costs, (e) any extraordinary or non-recurring expenses or losses (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, losses on sales of assets outside of the ordinary course of business) or, with respect to the computation of the financial covenants contained in Section 11.1 of the Guarantee for any Reference Period ending on or prior to September 30, 1998, writeoffs or changes to the income statements increasing the amount of reserves, in an aggregate amount not to exceed $15,000,000, of accounts receivable of Paragon and its Subsidiaries, (f) any other non-cash charges, (g) with respect to the computation of the financial covenants contained in Section 11.1 of the Guarantee for any Reference Period ending on or prior to September 30, 1998, fees and expenses related to the transactions contemplated by the Recapitalization Agreement (including conforming accounting adjustments) and the financing thereof in an aggregate amount equal to the lesser of the actual amount of such expenses and $122,000,000, (h) non-recurring cash charges taken within six months of the First Amendment Effective Date as a result of the Mariner Merger in an aggregate amount not to exceed $25,000,000 (such charges not in excess of such amount, the "Mariner Merger
                                                                  --------------
     Charges"), (i) any lease payments by Summit Institute for Pulmonary
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     Medicine and Rehabilitation, Inc. ("Summit") with respect to the Riverside
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     Community Hospital, Bossier City, Bossier Parish, Louisiana, to the extent and in the proportion of the guarantee by Summit of the then outstanding principal amount of the Summit IRB (the "Summit Guarantee") and (j) with
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     respect to the computation of the financial covenants contained in Section
     11.1 of the Guarantee, for the Reference Period ending: (i) December 31, 1997, $12,000,000, (ii) March 31, 1998, $9,000,000 and (iii) June 30, 1998,
     $6,000,000, and minus, to the extent included in the statement of such
                     -----
     Consolidated Net Income for such period, the sum of (a) interest income,
     (b) any extraordinary or non-recurring income or gains (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, gains on the sales of assets outside of the ordinary course of business) and (c) any other non-cash income, all as determined on a consolidated basis; provided, that there
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     shall be included in Consolidated EBITDA for such period the difference
     (but not below zero) between (a) the amount of Consolidated Net Income with respect to Mariner and its Subsidiaries for such period, to the extent of any cash dividends paid by Mariner to Paragon during such period and (b) the amount of any investment by Paragon in or for the account of Mariner which is not utilized by Mariner for the purposes set forth in subsection 11.8(k) of the Guarantee.

          'Subsidiary':  as to any Person, a corporation, partnership, limited
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     liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board
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     of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of Paragon. Unless otherwise specified, the term "Subsidiary" or "Subsidiaries" shall not include Mariner and its Subsidiaries and Mariner Merger Sub."

          'Substitute Omega Property':  any Health Care Facility and related
           -------------------------
     personal property conveyed to PHCMI after the Closing Date (which Health Care Facility may be leased to a New PHCMI Subsidiary), or any Health Care Facility and related personal property contributed or otherwise transferred by LC--Southeast to the Substitute Omega Property Subsidiary (which Health Care Facility may be leased to PHCMI), and which Health Care Facility in either case is or becomes encumbered by a mortgage, deed to secure debt or deed of trust in favor of Omega, for the purpose of serving as substitute collateral for the obligations of PHCMI to Omega, in exchange for the surrender by Omega of the Omega Letter of Credit; provided that the
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     Substitute Omega Property shall not, in the aggregate, (i) represent more than $3,500,000 of Paragon's Consolidated EBITDA for the most recent Reference Period for which the relevant financial information is available or (ii) have a maximum aggregate capacity in excess of 600 beds."

          (c) Amendment of Definitions.  The definition of the term "Assumed
              ------------------------
     Debt" is hereby amended by adding at the end thereof and prior to the period the following: "provided, that, notwithstanding the above, the
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     Summit Guarantee shall be deemed to constitute Assumed Debt, to the extent the principal amount of Indebtedness guaranteed thereby does not exceed $3,500,000".

          (d) Addition of Definitions.  The following defined terms are hereby
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     added to Annex A of the Participation Agreement in appropriate alphabetical order:

               "'First Amendment':  the First Amendment, dated as of July 8,
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          1998, to this Agreement.

               'First Amendment Effective Date':  the date of effectiveness of
                ------------------------------
          the First Amendment.

               'LC--Southeast':  Living Centers--Southeast, Inc., a North
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           Carolina corporation and an indirect Wholly Owned Subsidiary of the
           Borrower.

               'Mariner':  Mariner Health Group, Inc., a Delaware corporation.
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               'Mariner Credit Agreement':  the Credit Agreement, dated as of
                ------------------------
          May 18, 1994, among Mariner, the lenders party thereto and PNC Bank, N.A., as agent, as amended supplemented or otherwise modified from time to time.

               'Mariner Merger':  the merger of Mariner Merger Sub with and into
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          Mariner, with Mariner as the continuing or surviving corporation, pursuant to the Mariner Merger Agreement.

               'Mariner Merger Agreement':  the Agreement and Plan of Merger,
                ------------------------
          dated as of April 13, 1998, among Paragon, Mariner Merger Sub and Mariner, as amended, supplemented or otherwise modified from time to time in accordance with subsection 11.9 of the Guarantee.

               'Mariner Merger Sub':  Paragon Acquisition Sub, Inc., a Delaware
                ------------------
          corporation.

               'Mariner Notes':  the 9-1/2% Senior Subordinated Notes due 2006
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          of Mariner, as amended, supplemented or otherwise modified from time to time.

               'Substitute Omega Property Subsidiary': Living Centers - PHCM,
                ------------------------------------
          Inc., a North Carolina corporation and a Wholly Owned Subsidiary of LCC--Southeast.

               'Summit':  as defined in the definition of "Consolidated EBITDA".
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               'Summit Guarantee':  as defined in the definition of
                ----------------
          "Consolidated EBITDA".

               'Summit IRB':  the series 1987 revenue refunding bonds issued by
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          the Louisiana Public Facilities Authority with respect to the
          Southwest Medical Center, Inc. Project."

          2.  Amendment to Section 6.2(q).  Section 6.2(q) of the Participation
              ---------------------------
Agreement is hereby amended by deleting the amount "25,000,000" in the third line and substituting in lieu thereof the amount "50,000,000".

          3.  Conditions to Effectiveness.  The amendments provided for herein
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shall become effective on the date (the "Effective Date") of satisfaction of the
                                         --------------
following conditions precedent:

          (a) The Agent shall have received counterparts of this Amendment duly executed and delivered by the Lessee, the Lessor and the Lenders.
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                                                                               5

          (b) The Agent shall have received a copy of the resolutions, in form and substance satisfactory to the and the Agent, of the Lessee authorizing the execution, delivery and performance of this Amendment, certified by the Secretary or an Assistant Secretary of the Lessee as of the date hereof, which certificate shall be in form and substance satisfactory to the Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

          (c) The Agent shall have received a certificate of the Secretary or an Assistant Secretary of the Lessee, dated the date hereof, as to the incumbency and signature of the officers of the Lessee executing this Amendment satisfactory in form and substance to the Agent.

          (d) The Agent shall have received the executed legal opinion of Powell, Goldstein, Frazer & Murphy LLP, counsel to the Lessee dated the date hereof and in form and substance satisfactory to the Agent with respect to this Amendment and the transactions contemplated hereby.

;provided, that, the effectiveness of the amendments set forth in paragraphs
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1(c) and the addition of the definitions "Summit", "Summit Guarantee" and
"Summit IRB" contained in paragraph 1(d) shall be conditioned only upon the satisfaction of the condition contained in clause (a) of this paragraph 3.

          4.  Consent.  Notwithstanding the provisions of Section 8.2 of the
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Lease, the Agent and the Lenders hereby consent to the financing under the
Credit Agreement of the acquisition and construction in the maximum aggregate amount of $17,000,000, of an approximately 90,000 square foot office facility located in Houston, Texas, to be used to for Paragon's shared services operation.

          5.  Payment of Expenses.  The Lessee agrees to pay or reimburse the
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Agent for all of its out-of-pocket costs and expenses incurred in connection with the Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

          6.  Reference to and Effect on the Loan Documents; Limited Effect.  On
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and after the date hereof and the satisfaction of the conditions contained in paragraph 3 of this Amendment, each reference in the Participation Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Participation Agreement, and each reference in the other Loan Documents to "the Participation Agreement", "thereunder", "thereof" or words of like import referring to the Participation Agreement, shall mean and be a reference to the Participation Agreement as amended hereby. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provisions of any of the Loan Documents. Except as expressly amended herein, all of the provisions and covenants of the Participation Agreement and the other Loan
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                                                                               6

Documents are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

          7.  Counterparts.  This Amendment may be executed by one or more of
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the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission) and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective as for all purposes hereof.

          8.  GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF
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THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN
ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
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                                                                               7

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                              LIVING CENTERS HOLDING COMPANY, as Lessee

                              By:
                                   --------------------------------
                                    Name:
                                    Title:


                              FBTC LEASING CORP., as Lessor

                              By:
                                   --------------------------------
                                    Name:
                                    Title:


                              THE CHASE MANHATTAN BANK, as Agent and a Lender

                              By:
                                   --------------------------------
                                    Name:
                                    Title:


                              THE FUJI BANK, LIMITED, as Co-Agent and a Lender

                              By:
                                   --------------------------------
                                    Name:
                                    Title:


                              CITIBANK, N.A., as a Lender

                              By:
                                   --------------------------------
                                    Name:
                                    Title:
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                                                                               8

NATIONSBANK, N.A., as a Lender

By:
    --------------------------------
     Name:
     Title:


THE BANK OF NOVA SCOTIA, as a Lender

By:
    --------------------------------
     Name:
     Title:


BANQUE PARIBAS, as a Lender

By:
    --------------------------------
     Name:
     Title:

By:
    --------------------------------
     Name:
     Title:


CREDIT LYONNAIS NEW YORK BRANCH, as a Lender

By:
    --------------------------------
     Name:
     Title:


DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as a Lender

By:
    --------------------------------
     Name:
     Title:

By:
    --------------------------------
     Name:
     Title:
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                                                                               9

FIRST UNION NATIONAL BANK, as a Lender

By:
    --------------------------------
     Name:
     Title:


THE LONG-TERM CREDIT BANK OF JAPAN, LIMITED, as a Lender

By:
    --------------------------------
     Name:
     Title:


TORONTO DOMINION BANK (TEXAS), INC., as a Lender

By:
    --------------------------------
     Name:
     Title:


THE UNION BANK OF CALIFORNIA, N.A., as a Lender

By:
    --------------------------------
     Name:
     Title:


MARINE MIDLAND BANK, as a Lender

By:
    --------------------------------
     Name:
     Title: